NATIONWIDE VARIABLE INSURANCE TRUST
American Funds NVIT Asset Allocation Fund
American Funds NVIT Bond Fund
American Funds NVIT Global Growth Fund
American Funds NVIT Growth Fund
American Funds NVIT Growth-Income Fund

Supplement dated January 9, 2019
to the Statement of Additional Information dated April 30, 2018

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Statement of Additional Information ("SAI").

Effective immediately, the SAI is amended as follows:

1.
The second, third and fourth paragraphs under the section entitled "Master Funds Trust" under the heading "Brokerage Allocation" on pages 65-66 of the SAI are deleted in their entirety and replaced with the following:

In selecting broker-dealers, the Master Funds' investment adviser strives to obtain "best execution" (the most favorable total price reasonably attainable under the circumstances) for the Master Fund's portfolio transactions, taking into account a variety of factors. These factors include the size and type of transaction, the nature and character of the markets for the security to be purchased or sold, the cost, quality, likely speed and reliability of execution and settlement, the broker-dealer's or execution venue's ability to offer liquidity and anonymity and the potential for minimizing market impact. The Master Funds' investment adviser considers these factors, which involve qualitative judgments, when selecting broker-dealers and execution venues for fund portfolio transactions. The Master Funds' investment adviser views best execution as a process that should be evaluated over time as part of an overall relationship with particular broker-dealer firms. The Master Funds' investment adviser and its affiliates negotiate commission rates with broker-dealers based on what they believe is reasonably necessary to obtain best execution. They seek, on an ongoing basis, to determine what the reasonable levels of commission rates for execution services are in the marketplace, taking various considerations into account, including the extent to which a broker-dealer has put its own capital at risk, historical commission rates, and commission rates that other institutional investors are paying. The Master Funds do not consider the Master Funds' investment adviser as having an obligation to obtain the lowest commission rate available for a portfolio transaction to the exclusion of price, service and qualitative considerations. Brokerage commissions are only a small part of total execution costs and other factors, such as market impact and speed of execution, contribute significantly to overall transaction costs.

The Master Funds' investment adviser may execute portfolio transactions with broker-dealers who provide certain brokerage and/or investment research services to it, but only when in the Master Funds' investment adviser's judgment the broker-dealer is capable of providing best execution for that transaction. The Master Funds' investment adviser makes decisions for procurement of research separately and distinctly from decisions on the choice of brokerage and execution services. The receipt of these research services permits the Master Funds' investment adviser to supplement its own research and analysis and makes available the views of, and information from, individuals and the research staffs of other firms. Such views and information may be provided in the form of written reports, telephone contacts and meetings with securities analysts. These services may include, among other things, reports and other communications with respect to individual companies, industries, countries and regions, economic, political and legal developments, as well as setting up meetings with corporate executives and seminars and conferences related to relevant subject matters. Research services that the Master Funds' investment adviser receives from broker-dealers may be used by the Master Funds' investment adviser in servicing the Master Funds and other funds and accounts that it advises; however, not all such services will necessarily benefit the Master Funds.

As of January 1, 2019, the Master Funds' investment adviser has undertaken to bear the cost of all third-party investment research services for all client accounts it advises. However, in order to compensate certain U.S. broker-dealers for research consumed, and valued, by the Master Funds' investment adviser's investment professionals, the Master Funds' investment adviser continues to operate a limited commission sharing arrangement with commissions on equity trades for certain registered investment companies it advises. The Master Funds' investment adviser voluntarily reimburses such registered investment companies for all amounts collected into the commission sharing arrangement. In order to operate the commission sharing arrangement, the Master Funds' investment adviser may cause such registered investment companies to pay commissions in excess of what other broker-dealers might have charged — including on an execution-only basis for certain portfolio transactions in recognition of brokerage and/or investment research services provided by a broker-dealer. In this regard, the Master Funds' investment adviser has adopted a brokerage allocation procedure consistent with the requirements of Section 28(e) of the U.S. Securities Exchange Act of 1934. Section 28(e) permits an investment adviser to cause an account to pay a higher commission to a broker-dealer that provides certain brokerage and/or investment research services to the investment adviser, if the investment adviser makes a good faith determination that such commissions are reasonable in relation to the value of the services provided by such broker-dealer to the investment adviser in terms of that particular transaction or the investment adviser's overall responsibility to the series and other accounts that it advises. Certain brokerage and/or investment research services may not necessarily benefit all accounts paying commissions to each such broker-dealer; therefore, the Master Funds' investment adviser assesses the reasonableness of commissions in light of the total brokerage and investment research services provided by each particular broker-dealer.

2.
The table under the section entitled "Portfolio Manager fund holdings and management of other accounts" under the heading "Appendix C – Portfolio Managers" is deleted in its entirety and replaced with the following:

Portfolio Manager	Number of Other Registered Investment Companies (RICs) for which Portfolio Manager Is a Manager (Assets of RICs in Billions)[1]		Number of Other Pooled Investment Vehicles (PIVs) for which Portfolio Manager Is a Manager (Assets of PIVs in Billions) [1,2]		Number of Other Accounts for which Portfolio Manager Is a Manager (Assets of Other Accounts in Billions)[1]
Asset Allocation Fund
Alan N. Berro	25	$363.8	None		None
David A. Daigle	5	$144.9	3	$0.94	2	$0.67
Jeffrey T. Lager	2	$226.2	None		None
James R. Mulally	7	$241.9	1	$0.11	None
John R. Queen	3	$131.5	2	$0.67	49	$0.71
Peter Eliot[3]	1	$41.8	None		None
Jin Lee[3]	1	$103.3	2	$0.26	1	$0.28
Bond Fund
David A. Hoag	5	$151.7	1	$0.43	None
Pramod Atluri	1	$37.5	None		None
Global Growth Fund
Patrice Collette	1	$14.1	2	$0.62	None
Jonathan Knowles	4	$312.7	3	$4.57	None
Paul Flynn	2	$111.7	3	$0.83	None
Growth Fund
Mark L. Casey	2	$274.0	None		None
Michael T. Kerr	3	$399.1	None		None

Anne-Marie Peterson[4]	1	$180.2	None		None
Andraz Razen	1	$39.0	None		None
Alan J. Wilson	3	$403.7	None		None
Growth-Income Fund
Donald D. O'Neal	2	$271.4	1	$0.44	None
Dylan Yolles	1	$48.9	None		None
J. Blair Frank	3	$220.8	None		None
Claudia P. Huntington	4	$123.1	1	$0.07	None
William L. Robbins	4	$50.0	None		1,092	$10.85
S. Keiko McKibben[3]	None		None		None
[1]
Indicates other RICs, PIVs or other accounts managed by Capital Research Company or its affiliates for which the portfolio manager also has significant day to day management responsibilities.  Assets noted are the total net assets of the RIC(s), PIV(s) or other accounts and are not the total assets managed by the individual, which is a substantially lower amount.  No RIC, PIV or account has an advisory fee that is based on performance of the RIC, PIV or account.

[2]	Personal brokerage accounts of portfolio managers and their families are not reflected.
[3]	Information is as of May 31, 2018.
[4]	Information is as of October 31, 2018.

3.
The first paragraph under the section entitled "Compensation of investment professionals" under the heading "Appendix C – Portfolio Managers" is deleted in its entirety and replaced with the following:

As described in the prospectus, the Master Funds' investment adviser uses a system of multiple portfolio managers in managing fund assets. In addition, individual portfolio managers of certain Master Funds may allocate a portion of their segment of the Master Fund to fixed income managers in the Master Fund, and Capital Research and Management Company's investment analysts may make investment decisions with respect to a portion of a fund's portfolio within their research coverage.

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